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                                                                     Ex-10(l)(5)

                        EMPLOYEE RETIREMENT SAVINGS PLAN
                                INTERIM AMENDMENT


TRUSTCORP MORTGAGE COMPANY (Employer) is the sponsor of the above-referenced plan, and the Employer, pursuant to the provisions reserved to it in the Plan, hereby amends the Plan by the adoption of this Amendment.

                                    ARTICLE I
                                    PREAMBLE

     1.   Purpose

The Employer is amending this Plan to adopt certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). The Employer intends this amendment to be good faith effort to comply with certain of the requirements of EGTRRA. Accordingly, the Employer intends the Plan Administrator to construe this Amendment according to EGTRRA and any guidance issued by the Internal Revenue Service with respect to EGTRRA.

     2.   Effective Date

Except as otherwise noted, this Amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

     3.   Controlling Provisions

This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment

                                   ARTICLE II
                          LIMITATIONS ON CONTRIBUTIONS

     1.   Effective Date

This Article shall be effective for "limitation years" beginning after December 31, 2001.

     2.   Maximum Annual Addition

The "annual addition" that may be contributed or allocated to a Participant's account under the Plan for any "limitation year" shall not exceed the lesser of:

          (a) $40,000, as adjusted for increases in the cost-of-living under Code Section 415(d), or


          (b) One-hundred percent (100%) of the Participant's "Code Section 415 Compensation" for the "limitation year."

     The "Code Section 415 Compensation" limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or Code Section 419A(f)(2)) that would otherwise be an "annual addition."

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                                  ARTICLE III
                         INCREASE IN COMPENSATION LIMIT

     The annual Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B).

     As indicated below, an authorized representative of the Employer has signed and dated this Amendment.

                                                      TRUSTCORP MORTGAGE COMPANY


Dated: /s/ DECEMBER 27, 2001                          /s/ JAY A. RUDYNSKI
       ---------------------                          -------------------
                                                           (Signature)

                                                     SENIOR VICE PRESIDENT & CFO
                                                     ---------------------------
                                                           (Title)



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